Supplement dated July 23, 2021 to the Prospectus

dated May 1, 2021, as supplemented, for:

Apex VULSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Effective July 1, 2021, the following replaces the information in the fee table for the MML Dynamic Bond Fund in Appendix A of the prospectus:

Fund Type	Fund and Adviser/SubAdviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Fixed Income	MML Dynamic Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: DoubleLine Capital LP	0.60% (19)	3.91%	4.35%	—

(19)	The expenses reflect a written agreement by MML Advisers to waive 0.02% of its management fees through April 30, 2023. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

If you have questions about this supplement or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call the MassMutual Customer Service Center at 1-800-272-2216. Our Service Center is open Monday through Friday between 8 a.m. and 8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

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